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                                                                    EXHIBIT 23.3



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

       We consent to the incorporation by reference in this Registration Statement (Form S-8), pertaining to the Plexus Corp. 2000 Employee Stock Purchase Plan of our report dated August 14, 1998 with respect to the financial statements of SeaMED Corporation included in the Plexus Corp. Annual Report of Form 10-K for the fiscal year ended September 30, 1999.


                                            ERNST & YOUNG LLP


Seattle, Washington
May 15, 2000